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                        BERGER IPT - NEW GENERATION FUND
                       BERGER IPT - LARGE CAP GROWTH FUND

                       SUPPLEMENT DATED DECEMBER 18, 2001
                         TO PROSPECTUS DATED MAY 1, 2001


Effective December 28, 2001, Berger LLC Executive Vice President and Chief Investment Officer Jay W. Tracey III and Berger LLC Vice President and Portfolio Manager Paul A. LaRocco will be appointed interim portfolio managers of Berger IPT - New Generation Fund, succeeding current manager to the Fund, Mark S. Sunderhuse. Also effective December 28, 2001, Berger LLC Vice President and Portfolio Manager Steven L. Fossel will be appointed the sole portfolio manager of Berger IPT - Large Cap Growth Fund. Currently, Messrs. Fossel and Tracey team manage the Fund.

The section "Organization of the Funds" of the Prospectus is amended accordingly.